Schedule of Investments(a)
January 31, 2021
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–99.87%
Aerospace & Defense–2.81%
Textron, Inc.	345,874	$15,654,257
Air Freight & Logistics–2.16%
FedEx Corp.	51,039	12,011,518
Application Software–2.57%
CDK Global, Inc.	286,555	14,299,095
Asset Management & Custody Banks–3.38%
Bank of New York Mellon Corp. (The)	472,537	18,821,149
Automobile Manufacturers–3.10%
General Motors Co.	340,176	17,240,120
Building Products–2.25%
Johnson Controls International PLC	251,502	12,529,830
Construction Machinery & Heavy Trucks–4.46%
Caterpillar, Inc.	135,804	24,830,403
Diversified Banks–10.59%
Bank of America Corp.	654,687	19,411,469
Citigroup, Inc.	681,916	39,544,309
		58,955,778
Electric Utilities–3.18%
Exelon Corp.	425,261	17,673,847
Electrical Components & Equipment–5.72%
Eaton Corp. PLC	99,888	11,756,817
Emerson Electric Co.	252,971	20,073,249
		31,830,066
Health Care Distributors–3.46%
Henry Schein, Inc.(b)	292,108	19,235,312
Health Care Facilities–6.46%
HCA Healthcare, Inc.	140,936	22,899,281
Universal Health Services, Inc., Class B	104,434	13,020,831
		35,920,112
Integrated Oil & Gas–5.23%
Chevron Corp.	101,150	8,617,980
Suncor Energy, Inc. (Canada)	1,223,946	20,476,617
		29,094,597
Investment Banking & Brokerage–3.79%
Goldman Sachs Group, Inc. (The)	77,735	21,079,400
Shares		Value
IT Consulting & Other Services–3.09%
Cognizant Technology Solutions Corp., Class A	220,778	$17,209,645
Managed Health Care–3.86%
Anthem, Inc.	72,332	21,481,156
Multi-line Insurance–3.89%
American International Group, Inc.	578,929	21,675,102
Oil & Gas Exploration & Production–6.88%
Marathon Oil Corp.	3,014,462	21,824,705
Pioneer Natural Resources Co.	135,942	16,435,388
		38,260,093
Pharmaceuticals–2.85%
Bristol-Myers Squibb Co.	258,144	15,857,786
Regional Banks–3.84%
Citizens Financial Group, Inc.	585,801	21,346,588
Semiconductors–9.03%
Intel Corp.	315,056	17,488,759
NXP Semiconductors N.V. (Netherlands)	109,161	17,517,066
QUALCOMM, Inc.	97,662	15,262,617
		50,268,442
Systems Software–2.10%
Microsoft Corp.	50,270	11,660,629
Tobacco–5.17%
Philip Morris International, Inc.	361,284	28,776,271
Total Common Stocks & Other Equity Interests (Cost $463,380,792)		555,711,196
Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	1,205	1,205
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	1,377	1,377
Total Money Market Funds (Cost $2,582)		2,582
TOTAL INVESTMENTS IN SECURITIES–99.87% (Cost $463,383,374)		555,713,778
OTHER ASSETS LESS LIABILITIES—0.13%		707,188
NET ASSETS–100.00%		$556,420,966

See accompanying notes which are an integral part of this schedule.
Invesco Comstock Select Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended January 31, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value January 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$23,765,041	$132,149,057	$(156,204,113)	$291,220	$-	$1,205	$5,246
Invesco Liquid Assets Portfolio, Institutional Class	-	77,170,761	(77,167,367)	-	(3,394)	-	7,257
Invesco Treasury Portfolio, Institutional Class	-	123,473,218	(123,471,841)	-	-	1,377	3,206
Total	$23,765,041	$332,793,036	$(356,843,321)	$291,220	$(3,394)	$2,582	$15,709

(d)	The rate shown is the 7-day SEC standardized yield as of January 31, 2021.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Comstock Select Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2021
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of January 31, 2021, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
Invesco Comstock Select Fund